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Exhibit 5.1

KPMG LLP Chartered Accountants
1200 205 - 5th Avenue SW Calgary AB T2P 4B9	Telephone (403) 691-8000 Telefax (403) 691-8008 www.kpmg.ca
To:	The Board of Directors TransCanada PipeLines Limited

        We consent to the use in this registration statement on Form F-10 of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

Signed "KPMG LLP"

Calgary, Alberta
November 20, 2002

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Exhibit 5.1